EXHIBIT 99.2
Joint News Release
Berkshire Hills and Legacy Announce In-Market Merger
Combined Company Targets $4 Billion in Assets, With More Than 60 Branches
Serving Western New England and Northeastern New York
Berkshire Hills Reaffirms Fourth Quarter Earnings Guidance and Announces
Fourth Quarter Earnings Release and Conference Call Dates
Pittsfield, MA — December 21, 2010. Berkshire Hills Bancorp, Inc. (NASDAQ:BHLB), and Legacy Bancorp, Inc. (NASDAQ:LEGC) announced today that they have signed a definitive merger agreement under which Berkshire will acquire Legacy and its subsidiary, Legacy Banks, in a transaction valued at approximately $108 million.
The merger of Legacy into Berkshire will create a combined institution with $4 billion in assets. This in-market merger will create efficiencies and market share benefits for the combined banks, which both have branches in Western Massachusetts and Northeastern New York. Including Berkshire’s pending merger with Rome Bancorp, the combined bank will have more than 60 offices serving Berkshire County, the Pioneer Valley, New York, and Southern Vermont.
Legacy has nearly $1 billion in assets and 19 branches, while Berkshire has nearly $3 billion in assets and will have 47 branches including the Rome branches. Both institutions offer a wide range of personal and commercial banking products and services, as well as wealth management, investments, and insurance services. Both banks are headquartered in Pittsfield, Massachusetts and have histories stretching back more than 150 years serving the Berkshire County market. The combined bank will be well capitalized, with strong asset quality and strong planned revenue and core earnings growth. Berkshire will have a market capitalization exceeding $400 million and a dividend yield exceeding 3% based on current stock market prices.
Michael P. Daly, Berkshire’s President and Chief Executive Officer, stated, “This in-market combination will create a strong platform headquartered in Berkshire County for further growth of our Northeast regional franchise. I look forward to welcoming the Legacy team into the culture of

America’s Most Exciting BankSM as we together provide the best financial support and solutions to our markets. The transaction will be immediately accretive to core earnings per share, and the other metrics of this merger demonstrate that it is fairly priced and will produce an attractive return to investors. Shareholders will also benefit from our larger market capitalization and stock trading liquidity, and our strong franchise positioning in the middle of the Northeast region. We expect to complete our pending merger with Rome Bancorp in the first quarter of 2011 and to complete the Legacy merger in the following quarter, accelerating our planned return to a $2.00 annualized core EPS run-rate. Our strong executive team is positioned to complete these integrations flawlessly, and we look forward to welcoming Legacy executive Patrick Sullivan onto this team, along with two Legacy directors onto our Board, including J. Williar Dunlaevy.”
Mr. Dunlaevy stated, “Legacy and Berkshire have been friendly competitors over the years, and now we’re joining the Berkshire team to create a larger combined platform to serve our traditional and target markets. This transaction produces a very attractive immediate return to our shareholders. Additionally, Berkshire’s stock has excellent prospects for further attractive investment returns, particularly including the benefits of this partnership, which will provide long term benefits to all of our constituencies.” Mr. Sullivan added, “As we considered our strategic alternatives, there were compelling reasons for us to seek this partnership with Berkshire. Berkshire is a company with strong momentum and is well positioned as a bank that knows our communities, understands the customers we serve, and offers a unique brand promise for customer engagement. I look forward to joining the Berkshire executive team, and to successfully integrating our neighboring operations and accelerating our combined earnings growth in New England and New York.”
The merger is valued at $13.00 per share of Legacy common stock based on the $20.75 average closing price of Berkshire’s stock for the ten day period ending December 15, 2010. Under the terms of the merger agreement, each outstanding share of Legacy common stock will be exchanged for 0.56385 Berkshire common shares plus $1.30 in cash. As a result, 90% of the merger consideration will be in the form of Berkshire stock and 10% will be in the form of cash. The $13.00 per share value represents 110% of Legacy’s tangible book value per share and a 1.0% premium to core deposits based on financial information as of September 30, 2010. The merger is expected to be completed by June 30, 2011. It is expected to be $0.10 accretive to Berkshire’s core earnings per share in 2012, which will be the first full year of operations, and there will also be some accretive benefit in the 2011 transition year.
The transaction is intended to qualify as a reorganization for federal income tax purposes, and as a result, it is expected that the exchange of Legacy shares for Berkshire shares will be on a tax-free basis. The definitive agreement has been unanimously approved by the Boards of Directors of both Berkshire and Legacy. Consummation of the agreement is subject to the approval of Berkshire’s and Legacy’s shareholders, as well as state and federal regulatory agencies. It is anticipated that there will be some divestiture of deposits in Berkshire County; any divestiture gains will be shared in accordance with the merger agreement. Both the Berkshire Bank Foundation and The Legacy Banks Foundation will continue to provide charitable contributions to the communities.

Sandler O’Neill & Partners, L.P. served as the financial advisor to Berkshire, and Keefe, Bruyette & Woods, Inc. served as the financial advisor for Legacy. Luse Gorman Pomerenk & Schick, P.C. served as outside legal counsel to Berkshire, while Nutter McClennan & Fish LLP served as outside legal counsel to Legacy.
Regarding Berkshire’s current year performance, Berkshire CEO Mike Daly added, “We are pleased that our fourth quarter core earnings are anticipated to meet or exceed our previous guidance of $0.26 per share, which reflects an annualized pace of growth around 16% compared to the prior quarter. This results from continued strong organic growth of our business and continued favorable asset quality metrics. We expect some one-time charges related to the Legacy and Rome merger agreements which will impact our GAAP earnings. We look forward to announcing our fourth quarter and full year 2010 results after the close of business on Monday, January 24, 2011, followed by a conference call/webcast at 10:00 A.M. on Tuesday, January 25, 2011.”
MERGER CONFERENCE CALL
Berkshire will conduct a conference call/webcast with investors and the financial community at 9:00 a.m. eastern time on Wednesday, December 22, 2010 to discuss the merger. An investor presentation on this merger will be made available at www.berkshirebank.com (investor relations link). Information about the conference call follows:

Dial-in:	877-317-6789

Webcast:	www.berkshirebank.com (investor relations link)
BACKGROUND
About Berkshire Hills Bancorp
Berkshire Hills Bancorp is the parent of Berkshire Bank — America’s Most Exciting Bank(SM). The Company has $2.8 billion in assets and 41 full service branch offices in Massachusetts, New York, and Vermont. Berkshire Bank provides 100% deposit insurance protection for all deposit accounts, regardless of amount, based on a combination of FDIC insurance and the Depositors Insurance Fund (DIF). For more information, visit www.berkshirebank.com or call 800-773-5601.
About Legacy Bancorp
Legacy Bancorp is a publicly held, one-bank holding company whose wholly-owned subsidiary, Legacy Banks, is a full-service, community-oriented financial institution offering products and services to individuals, families and businesses through nineteen branch offices located in western Massachusetts and eastern New York State. Predecessors to Legacy Banks have been serving the area’s financial needs since 1835. Legacy Banks’ business consists primarily of making loans to its customers, including residential mortgages, commercial real estate loans, commercial loans and consumer loans, and investing in a variety of investment and mortgage-backed securities. Legacy

Banks funds these lending and investment activities with deposits from the general public, funds generated from operations and select borrowings. Legacy Banks also provides insurance and investment products and services, investment portfolio management, debit and credit card products and online banking.
About Rome Bancorp
Rome Bancorp, Inc. is a publicly held, one-bank holding company whose wholly-owned subsidiary, The Rome Savings Bank, maintains its corporate offices in Rome, New York. Rome Bancorp, Inc. is incorporated in the state of Delaware. The Rome Savings Bank, regulated by the Office of Thrift Supervision, operates five full-service community banking offices in Rome, Lee, and New Hartford, New York. Rome’s assets totaled $332 million as of September 30, 2010. Rome’s primary lines of business include residential real estate lending, small business loan and deposit services, as well as a variety of consumer loan and deposit services.
FORWARD LOOKING STATEMENTS
Certain statements contained in this news release that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in our future filings with the SEC, in press releases, and in oral and written statements made by us or with our approval that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of our plans, objectives and expectations or those of our management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.
Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: local, regional, national and international economic conditions and the impact they may have on us and our customers and our assessment of that impact, changes in the level of non-performing assets and charge-offs; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board; inflation, interest rate, securities market and monetary fluctuations; political instability; acts of war or terrorism; the timely development and acceptance of new products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowings and savings habits; changes in the financial performance and/or condition of our borrowers;

technological changes; acquisitions and integration of acquired businesses; the ability to increase market share and control expenses; changes in the competitive environment among financial holding companies and other financial service providers; the quality and composition of our loan or investment portfolio; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) with which we and our subsidiaries must comply; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; changes in our organization, compensation and benefit plans; the costs and effects of legal and regulatory developments, including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; greater than expected costs or difficulties related to the opening of new branch offices or the integration of new products and lines of business, or both; and/or our success at managing the risk involved in the foregoing items.
ADDITIONAL INFORMATION FOR STOCKHOLDERS
In connection with the proposed merger, Berkshire will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will include a Proxy Statement of Legacy and a Proxy Statement/Prospectus of Berkshire, as well as other relevant documents concerning the proposed transaction. Stockholders are urged to read the Registration Statement and the Proxy Statement/prospectus regarding the merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Berkshire Hills and Legacy, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Berkshire Hills Bancorp at www.berkshirebank.com under the tab “Investor Relations” or from Legacy Bancorp by accessing Legacy Bancorp’s website at www.legacy-banks.com under the tab “Investor Relations.”
Under the terms of the Agreement, Legacy and its advisors are permitted to solicit and consider acquisition proposals from third parties from the signing of the agreement through January 31, 2011. It is not anticipated that any developments will be disclosed with regard to this process unless Legacy’s Board of Directors makes a decision with respect to a potential superior acquisition proposal. There can be no assurance that the solicitation of proposals will result in an alternative transaction.
Berkshire and Legacy and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Legacy Bancorp in connection with the proposed merger. Information about the directors and executive officers of Berkshire Hills Bancorp is set forth in the proxy statement for Berkshire Hills Bancorp’s 2010 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 26, 2010. Information about the directors and executive officers of Legacy Bancorp is set forth in the proxy statement for Legacy Bancorp’s 2010 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 25, 2010. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.
NON-GAAP FINANCIAL MEASURES
This news release references non-GAAP financial measures incorporating tangible equity and related measures, as well as core deposits. These measures are commonly used by investors in evaluating business combinations and financial condition. Tangible equity/tangible assets excludes intangible assets from the numerator and denominator. Tangible book value per share excludes intangible assets. Core deposits are total deposits less time deposits over $100 thousand. Core earnings and earnings per share exclude non-recurring items, including one-time merger related expenses recorded against income in accordance with financial accounting standards for business acquisitions.
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Source: Berkshire Hills Bancorp, Inc.
Contact:
Berkshire Hills Bancorp, Inc.: Michael P. Daly, President and Chief Executive Officer. Telephone: 413-236-3194
Legacy Bancorp, Inc.: J. Williar Dunlaevy, President and Chief Executive Officer. Telephone: 413-445-3500